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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       Form 8-K


                              Current Report Pursuant to
                               Section 13 or 15(d) of
                         the Securities Exchange Act of 1934




          Date of Report (Date of Earliest Event Reported):   July 13, 1994




                                     THE CHERRY CORPORATION
                (Exact Name of Registrant as Specified in its Charter)




                                    DELAWARE
                    (State or Other Jurisdiction of Incorporation)





                  0-8955                                    39-2977756

          (Commission File Number)      (I.R.S. Employer Identification Number)



          3600 Sunset Avenue, Waukegan, Illinois                   60087

          (Address of Principal Executive Offices)            (Zip Code)



                                (708) 662-9200
               (Registrant's Telephone Number, Including Area Code)







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          ITEM 5.  OTHER EVENTS

          (a) On July 11, 1994, the stockholders of The Cherry Corporation (the "Company") approved an amendment to the Company's Certificate of Incorporation authorizing the nonvoting Class A Common Stock and reclassifying the Company's existing common stock into Class B Common Stock. An Amended and Restated Certificate of Incorporation, as set forth in Exhibit 3(a) attached hereto, was filed on July 12, 1994 with the Delaware Secretary of State.

                    The Company announced on July 12, 1994 a stock dividend of one share of Class A Common Stock on each issued and outstanding share of common stock, as described in the Press Release attached hereto as Exhibit 99(a). On July 12, 1994, the Company also filed a registration statement for a public offering of Class A Common Stock, as described in the press release attached hereto as Exhibit 99(b).

          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          EXHIBITS

          Number    Description of Exhibit

          3(a)      Amended and Restated Certificate of Incorporation

          99(a) Press Release dated July 12, 1994 regarding the stock dividend

          99(b) Press Release dated July 12, 1994 regarding the filing of a registration statement
























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                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE CHERRY CORPORATION



                                        By:  /s/ Dan A. King
                                            ________________________
                                            Dan A. King
                                            Treasurer, Secretary and
                                            Corporate Controller


          Dated:  July 13, 1994